MERRILL LYNCH
AMERICAS INCOME
FUND, INC.



[FUND LOGO]
STRATEGIC
          Performance



Annual Report
December 31, 1997



The Fund has the ability to leverage to seek to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluc-tuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversi-fication and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                        #16801 -- 12/97



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH AMERICAS INCOME FUND, INC.

The Benefits and
Risks of
Leveraging

The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrow-ing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



          Merrill Lynch Americas Income Fund, Inc., December 31, 1997

DEAR SHAREHOLDER

The Asian crisis seems to have reached its peak, in our opinion. The region in general has experienced severe economic distress resulting in significant currency depreciation and massive loss of stock market capitalizations. However, we believe that the worst may be behind us in the emerging bond markets. South Korea, Indonesia and Thailand have already sought and received financial assistance from the International Monetary Fund (IMF). Malaysia, the Philippines and, to a lesser extent, Hong Kong are still dealing with the crisis without external assistance. South Korea, Thailand, Malaysia and Indonesia have been downgraded to "junk" status by the international rating agencies.

Asia will have to undergo large-scale structural changes in order to overcome the current crisis. The economies in the region will have to practice severe financial austerity, restructure their banking systems and eliminate entrenched subsidies. This prescription to regain economic competitiveness will require political courage and finesse, as it will result in an initial surge of bankruptcies and unemployment. If handled improperly, the repair and reform process could cause severe inflation and social problems. We will continue to monitor the impact on the global economy of an immediate slowdown in Asia in the short term and a more competitive Asia in the intermediate term.

The Asian experience has dampened the risk appetite of investors for emerging market investments and has focused attention on Russia and Brazil, which are most prone to contagion from Asia. Russia experienced a loss of $5 billion in foreign exchange reserves as a result of a loss of investor confidence. Russia has responded by allowing domestic interest rates to increase substantially to meet levels demanded by the market. Short-term interest rates have risen from 18% to 35%. This is likely to increase pressure on the fiscal deficit. Russia is also trying to bolster tax collection to offset the fiscal pressures. We believe that Russia is responding appropriately to the situation. Given the strategic geo-political importance of Russia to the global economy and the constructive relationship between Russia and the IMF, we believe Russia should be able to overcome the current adversity. The portfolio had a 19.7% exposure to Russia as of December 31, 1997. Brazil also has experienced loss of investor confidence and foreign exchange reserves. Brazil has responded with higher interest rates and a fiscal package to offset the impact of higher domestic interest rates. Brazil is trying to push through structural reforms and an aggressive privatization program to overcome the loss of investor confidence. In the absence of additional external shocks, we believe Brazil and Russia should be able to muddle through this period without currency devaluations.

Among other key emerging markets, Mexico, Argentina and Venezuela are relatively more insulated from the Asian fall out. These countries do not have, in our opinion, significant short-term borrowing needs. Another important factor which we will monitor is the ability of emerging countries to tap global capital markets.

Fiscal Year in Review
Our investment outlook for the fiscal year ended December 31, 1997 was based on several factors. First, we had a negative view on interest rates. The US economy was growing at a rapid pace, substantially above noninflationary trend growth. Actual economic growth was consistently exceeding estimates, and unemployment was at historic lows. Our outlook was for continued strong growth, which we believed would increase inflationary pressures. Federal Reserve Board Chairman Alan Greenspan warned investors of inflationary pressures late in 1996 and again in early 1997. The Federal Reserve Board increased interest rates in March as a preemptive measure. While economic fundamentals in Latin America were generally positive, our experience in 1994 indicated that a trend of rising interest rates in the United States would overshadow constructive fundamentals in Latin America.

Second, abundant global liquidity had resulted in financial asset inflation as evidenced by strength in most global stock and bond markets. Chairman Greenspan warned investors of "irrational exuberance" in February 1997. Asia was showing many signs of excesses. Asian economies were posting large current account deficits fueled by consumer imports. The real estate bubble which had been building for a few years was showing signs of strain. We believed that Asia would experience problems which could spread within Asia initially and emerge as a much larger problem.

Based on our outlook, our strategy was focused on preservation of principal. We positioned the Fund for a potentially bearish environment by shortening duration and raising our cash position. At mid-year, 37% of the Fund's net assets were invested in short-term US securities. While our outlook in terms of faster economic growth in the United States and problems in Asia were accurate, the strain on global capital markets was unraveling at a slower pace than we had anticipated. By mid-year, despite more evidence of problems in Asia, an abundance of global liquidity was supporting markets at higher levels than at the start of the year. We were more convinced at mid-year that the problems in Asia would threaten global markets and that financial assets globally were too expensive. We stuck to our conviction and waited for the problems to materialize. When the Asian crisis materialized in late summer, it introduced a substantial amount of volatility into our markets. After experiencing a sharp drop in prices, the market began stabilizing based on IMF-led rescue packages for the distressed Asian countries. Global liquidity has continued to be supportive for non-Asian financial markets.

At the start of the fiscal year ended December 31, 1997, the portfolio was fully invested, primarily in short-duration bonds. As the Asian crisis unfolded, we liquidated a substantial portion of the short-duration assets in anticipation of increasing the duration of the portfolio. As spreads widened, we increased our exposure to intermediate-duration and long-duration assets in Argentina, Brazil, Russia and Mexico. We doubled the average maturity of the portfolio and ended the year with a cash level of 31% of net assets.

For the fiscal year ended December 31, 1997, the total return of the Fund's Class A, Class B, Class C and Class D Shares were +1.74%, +1.12%, +1.06% and +1.65%, respectively. (Results shown do not reflect the deduction of any sales charges, and would be lower if sales charges were included.) The Fund's limited total return for the year was consistent with our strategy of principal preservation which limited the Fund's risk exposure during a critical period.

In January 1998, we reassessed our intermediate-term outlook for emerging markets. Based on the quick response of the IMF and the major industrialized nations to the situation in Asia and the continued abundance of global liquidity, our intermediate-term outlook on the markets is positive. We have shifted our investment strategy to reflect our more positive intermediate-term outlook.

In Conclusion
We thank you for your investment in Merrill Lynch Americas Income
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/PAOLO VALLE
Paolo Valle
Senior Vice President and
Portfolio Manager

February 20, 1998



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Performance
Summary --
Class A Shares

                              Net Asset Value          Capital Gains
Period Covered          Beginning         Ending        Distributed          Dividends Paid*         % Change**

10/21/94 -- 12/31/94     $9.08            $8.51             --                    $0.168              - 4.45%
1995                      8.51             9.70             --                     0.944              +27.27
1996                      9.70            11.36             --                     1.450              +33.64
1997                     11.36             9.60          $0.054                    1.891              + 1.74
                                                   Total $0.054             Total $4.453
                                                             Cumulative total return as of 12/31/97:  +65.34%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was included.





Performance
Summary --
Class B Shares

                              Net Asset Value          Capital Gains
Period Covered          Beginning         Ending        Distributed          Dividends Paid*         % Change**

8/27/93 -- 12/31/93      $10.00           $10.84            --                    $0.281              +11.30%
1994                      10.84             8.48            --                     0.754              -15.08
1995                       8.48             9.65            --                     0.875              +26.10
1996                       9.65            11.31            --                     1.365              +32.75
1997                      11.31             9.57         $0.054                    1.804              + 1.12
                                                   Total $0.054             Total $5.079
                                                             Cumulative total return as of 12/31/97:  +59.98%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class C Shares

                              Net Asset Value          Capital Gains
Period Covered          Beginning         Ending        Distributed          Dividends Paid*         % Change**

10/21/94 -- 12/31/94     $9.08            $8.47             --                    $0.152              - 5.06%
1995                      8.47             9.65             --                     0.870              +26.18
1996                      9.65            11.31             --                     1.358              +32.66
1997                     11.31             9.57          $0.054                    1.797              + 1.06
                                                   Total $0.054             Total $4.177
                                                             Cumulative total return as of 12/31/97:  +60.61%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.





Performance
Summary --
Class D Shares

                              Net Asset Value          Capital Gains
Period Covered          Beginning         Ending        Distributed          Dividends Paid*         % Change**

8/27/93 -- 12/31/93      $10.00           $10.84            --                    $0.300              +11.49%
1994                      10.84             8.48            --                     0.802              -14.65
1995                       8.48             9.65            --                     0.919              +26.75
1996                       9.65            11.31            --                     1.420              +33.44
1997                      11.31             9.57         $0.054                    1.860              + 1.65
                                                   Total $0.054             Total $5.301
                                                             Cumulative total return as of 12/31/97:  +63.60%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charges; results would be lower if sales charge was included.




[GRAPHIC OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Merrill Lynch Americas Income Fund, Inc.

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class C Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index:

                                          10/21/94**             12/97
ML Americas Income Fund, Inc.+--
Class A Shares*                            $9,600               $15,873
ML Americas Income Fund, Inc.+--
Class C Shares*                           $10,000               $16,061
JP Morgan Latin Brady Bond
Index++                                   $10,000               $18,403


A line graph depicting the growth of an investment in the Fund's Class B Shares and Class D Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index. Beginning and ending values are:

                                          8/27/93**              12/97
ML Americas Income Fund, Inc.+--
Class B Shares*                           $10,000               $15,998
ML Americas Income Fund, Inc.+--
Class D Shares*                            $9,600               $15,706
JP Morgan Latin Brady Bond
Index++                                   $10,000               $18,305

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of operations.
 + ML Americas Income Fund, Inc. invests primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).
++ This unmanaged Index is comprised of dollar-denominated restructured sovereign bonds, the securities created through the restructuring of commercial bank debt. It includes a large percentage of Brady bonds. Past performance is not predictive of future performance.



Average Annual
Total Return

                                   % Return Without     % Return With
                                      Sales Charge      Sales Charge**
Class A Shares*
Year Ended 12/31/97                     + 1.74%            - 2.33%
Inception (10/21/94) through 12/31/97   +17.05             +15.56

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                        % Return          % Return
                                      Without CDSC       With CDSC**
Class B Shares*
Year Ended 12/31/97                     + 1.12%            - 2.24%
Inception (8/27/93) through 12/31/97    +11.42             +11.42

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                        % Return          % Return
                                      Without CDSC       With CDSC**
Class C Shares*
Year Ended 12/31/97                     + 1.06%            + 0.22%
Inception (10/21/94) through 12/31/97   +15.99             +15.99

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without     % Return With
                                      Sales Charge      Sales Charge**
Class D Shares*
Year Ended 12/31/97                     + 1.65%            - 2.42%
Inception (8/27/93) through 12/31/97    +12.00             +10.95

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Recent
Performance
Results

                                                                                                       12 Month        3 Month
                                                                     12/31/97   9/30/97    12/31/96    % Change       % Change
ML Americas Income Fund Class A Shares*                                $9.60    $10.92      $11.36      -15.02%(1)    -11.59%(1)
ML Americas Income Fund Class B Shares*                                 9.57     10.87       11.31      -14.91(1)     -11.46(1)
ML Americas Income Fund Class C Shares*                                 9.57     10.87       11.31      -14.91(1)     -11.46(1)
ML Americas Income Fund Class D Shares*                                 9.57     10.87       11.31      -14.91(1)     -11.46(1)
ML Americas Income Fund Class A Shares -- Total Return*                                                 + 1.74(2)     + 0.98(3)
ML Americas Income Fund Class B Shares -- Total Return*                                                 + 1.12(4)     + 0.96(5)
ML Americas Income Fund Class C Shares -- Total Return*                                                 + 1.06(6)     + 0.95(7)
ML Americas Income Fund Class D Shares -- Total Return*                                                 + 1.65(8)     + 1.10(9)
ML Americas Income Fund Class A Shares -- Standardized 30-day Yield     9.42%
ML Americas Income Fund Class B Shares -- Standardized 30-day Yield     8.97%
ML Americas Income Fund Class C Shares -- Standardized 30-day Yield     8.90%
ML Americas Income Fund Class D Shares -- Standardized 30-day Yield     9.15%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.054 per share capital gains distributions.
(2) Percent change includes reinvestment of $1.891 per share ordinary income dividends and $0.054 per share capital gains distributions.
(3) Percent change includes reinvestment of $1.396 per share ordinary income dividends and $0.054 per share capital gains distributions.
(4) Percent change includes reinvestment of $1.804 per share ordinary income dividends and $0.054 per share capital gains distributions.
(5) Percent change includes reinvestment of $1.372 per share ordinary income dividends and $0.054 per share capital gains distributions.
(6) Percent change includes reinvestment of $1.797 per share ordinary income dividends and $0.054 per share capital gains distributions.
(7) Percent change includes reinvestment of $1.370 per share ordinary income dividends and $0.054 per share capital gains distributions.
(8) Percent change includes reinvestment of $1.860 per share ordinary income dividends and $0.054 per share capital gains distributions.
(9) Percent change includes reinvestment of $1.388 per share ordinary income dividends and $0.054 per share capital gains distributions.






                                                               Merrill Lynch Americas Income Fund, Inc., December 31, 1997

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                                                                           Interest    Maturity      Value      Percent of
COUNTRY            Industry        Face Amount         Bonds                 Rate        Date      (Note 1a)    Net Assets


Argentina          Industrials   US$ 3,000,000   Banco Hipotecario
                                                 Nacional S.A.              8.00%     6/04/1999    $2,940,000       2.9%
                                                                                                -------------    ------
                                                 Total Bonds in Argentina
                                                 (Cost -- $3,007,500)                               2,940,000       2.9
                                                                                                =============    ======

Mexico             Banking           2,500,000   Banco Nacional S.A.        8.00      4/14/2000     2,482,412       2.5
                   Industrials       5,000,000   Cemex S.A.                10.75      7/15/2000     5,244,150       5.2
                                     2,450,000   Controladero Comercial
                                                 Mexicana S.A.              8.75      4/21/1998     2,450,000       2.5
                                                                                                -------------    ------
                                                                                                    7,694,150       7.7
                   Paper             3,000,000   Grupo Industrial Durango
                                                 S.A. de C.V. (c)          12.625     8/01/2003     3,367,500       3.4
                                                                                                -------------    ------
                                                 Total Bonds in Mexico
                                                 (Cost -- $13,751,624)                             13,544,062      13.6
                                                                                                =============    ======

Russia             Financial
                   Services          2,000,000   SBS-AGRO Finance B.V.     10.25      7/21/2000     1,740,000       1.7
                                                                                                -------------    ------
                                                 Total Bonds in Russia
                                                 (Cost -- $2,002,000)                               1,740,000       1.7
                                                                                                =============    ======

United States      US Government     3,000,000   United States Treasury
                   Obligations                   Notes                      6.125    11/15/2027     3,082,980       3.1
                                                                                                -------------    ------
                                                 Total Bonds in the United
                                                 States (Cost -- $3,076,875)                        3,082,980       3.1
                                                                                                =============    ======
                                                 Total Investments in Bonds
                                                 (Cost -- $21,837,999)                             21,307,042      21.3
                                                                                                =============    ======

                                                       Brady Bonds*

Argentina          Sovereign         5,000,000   Republic of Argentina,
                   Government                    Global Bonds               8.375    12/20/2003     4,750,000       4.7
                   Obligations       3,000,000   Republic of Argentina,
                                                 Global Bonds               9.75      9/19/2027     2,869,500       2.9
                                                                                                -------------    ------
                                                 Total Brady Bonds in
                                                 Argentina (Cost --
                                                 $7,756,700)                                        7,619,500       7.6
                                                                                                =============    ======

Brazil             Sovereign        12,542,860   Republic of Brazil,
                   Government                    Floating Rate 'C' Bond
                   Obligations                   (b)                        8.00      4/15/2014     9,814,788       9.8
                                     1,000,000   Republic of Brazil, Global
                                                 Bonds                     10.125     5/15/2027       934,375       1.0
                                                                                                -------------    ------
                                                 Total Brady Bonds in
                                                 Brazil (Cost --
                                                 $10,400,629)                                      10,749,163      10.8
                                                                                                =============    ======

Mexico             Sovereign         5,000,000   Republic of Mexico, Par
                   Government                    'B' Bonds, Recovery
                   Obligations                   Rights                     6.25     12/31/2019     4,162,500       4.2
                                         1,000   United Mexican States,
                                                 Value Recovery Rights (a)  0.00                            0       0.0
                                                                                                -------------    ------
                                                 Total Brady Bonds in Mexico
                                                 (Cost -- $4,181,250)                               4,162,500       4.2
                                                                                                =============    ======

Russia             Sovereign        29,500,000   Republic of Russia,
                   Government                    Principal Loan (b)         6.71875  12/15/2020    17,999,660      18.0
                   Obligations                                                                  -------------    ------
                                                 Total Brady Bonds in Russia
                                                 (Cost -- $17,907,875)                             17,999,660      18.0
                                                                                                =============    ======

Venezuela          Sovereign         4,761,905   Republic of Venezuela, DCB,
                   Government                    Floating Rate Bond+        6.812    12/18/2007     4,255,952       4.3
                   Obligations       3,000,000   Republic of Venezuela,
                                                 Global Bonds               9.25      9/15/2027     2,688,000       2.7
                                                                                                -------------    ------
                                                 Total Brady Bonds in
                                                 Venezuela (Cost --
                                                 $6,617,619)                                        6,943,952       7.0
                                                                                                =============    ======
                                                 Total Investments in Brady
                                                 Bonds (Cost -- $46,864,073)                       47,474,775      47.6
                                                                                                =============    ======

                                                       Short-Term Securities
Brazil             Certificates of   3,000,000   Banco Excel S.A.           7.875     7/15/1998     2,790,000       2.8
                   Deposit                                                                      -------------    ------
                                                 Total Short-Term
                                                 Investments in Brazil
                                                 (Cost -- $2,881,187)                               2,790,000       2.8
                                                                                                =============    ======

Ecuador            Certificates of   2,000,000   Banco Popular of Ecuador   7.875     2/20/1998     1,980,504       2.0
                   Deposit                                                                      -------------    ------
                                                 Total Short-Term
                                                 Investments in Ecuador
                                                 (Cost -- $1,979,366)                               1,980,504       2.0
                                                                                                =============    ======

United States      US Government     6,996,000   Federal Home Loan Banks    5.10      1/02/1998     6,996,000       7.0
                   Agency           20,000,000   Federal Home Loan Mortgage
                   Obligations**                 Corp.                      5.72      1/09/1998    19,977,756      20.0
                                    21,760,000   Federal National Mortgage
                                                 Association                5.54      1/15/1998    21,716,468      21.7
                                                                                                -------------    ------
                                                 Total Short-Term
                                                 Investments in the United
                                                 States (Cost --
                                                 $48,690,224)                                      48,690,224      48.7
                                                                                                =============    ======
                                                 Total Investments in
                                                 Short-Term Securities
                                                 (Cost -- $53,550,777)                             53,460,728      53.5
                                                                                                =============    ======

                   Total Investments (Cost --
                   $122,252,849)                                                                  122,242,545     122.4
                                                                                                =============    ======

                   Variation Margin on
                   Financial Futures
                   Contracts***                                                                        71,250       0.1

                   Liabilities in Excess of
                   Other Assets                                                                   (22,450,336)    (22.5)
                                                                                                -------------    ------

                   Net Assets                                                                     $99,863,459     100.0%
                                                                                                =============    ======

(a) The rights may be exercised until 3/31/2020.
(b) Represents a pay-in-kind security which may pay interest in additional shares/face.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
  + Portion of securities held as collateral for open financial futures contracts.
  * Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
 ** Certain US Government Agency Obligations are traded on a discount basis;
    the interest rates shown are the discount rates paid at the time of purchase by the Fund.
*** Financial Futures Contracts purchased as of December 31, 1997 were as follows:

    Number of                       Expiration          Value
    Contracts        Issue             Date           (Note 1a)

       120     US Treasury Bonds    March 1998      $14,456,250
                                                   ------------

    Total Financial Futures Contracts Purchased
    (Total Contract Price -- $14,380,000)           $14,456,250
                                                   ============

    See Notes to Financial Statements.






STATEMENT OF ASSETS AND LIABILITIES

               As of December 31, 1997

Assets:        Investments, at value (identified cost -- $122,252,849) (Note 1a)                              $122,242,545
               Cash                                                                                                  2,107
               Receivables:
               Interest                                                                   $1,346,428
               Capital shares sold                                                           108,392
               Variation margin (Note 1b)                                                     71,250
               Securities sold                                                                 6,317             1,532,387
                                                                                        ------------
               Deferred organization expenses (Note 1f)                                                             13,461
               Prepaid registration fees and other assets (Note 1f)                                                 23,613
                                                                                                              ------------
               Total assets                                                                                    123,814,113
                                                                                                              ------------

Liabilities:   Payables:
               Securities purchased                                                       17,709,390
               Distributions to shareholders (Note 1g)                                     5,737,663
               Capital shares redeemed                                                       193,139
               Distributor (Note 2)                                                           58,751
               Investment adviser (Note 2)                                                    53,583            23,752,526
                                                                                        ------------
               Accrued expenses and other liabilities                                                              198,128
                                                                                                              ------------
               Total liabilities                                                                                23,950,654
                                                                                                              ------------

Net Assets:    Net assets                                                                                      $99,863,459
                                                                                                              ============

Net Assets     Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                                $50,436
Consist of:    Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                                822,551
               Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                                 44,110
               Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                                126,125
               Paid-in capital in excess of par                                                                101,630,733
               Accumulated distributions in excess of capital gains on investments
               -- net (Note 1g)                                                                                 (2,876,442)
               Unrealized appreciation on investments -- net                                                        65,946
                                                                                                              ------------
               Net assets                                                                                      $99,863,459
                                                                                                              ============

Net Asset      Class A -- Based on net assets of $4,842,349 and 504,361 shares outstanding                           $9.60
Value:                                                                                                        ============
               Class B -- Based on net assets of $78,732,985 and 8,225,505 shares outstanding                        $9.57
                                                                                                              ============
               Class C -- Based on net assets of $4,221,731 and 441,099 shares outstanding                           $9.57
                                                                                                              ============
               Class D -- Based on net assets of $12,066,394 and 1,261,248 shares outstanding                        $9.57
                                                                                                              ============

               See Notes to Financial Statements.






STATEMENT OF OPERATIONS

                        For the Year Ended December 31, 1997

Investment Income       Interest and discount earned                                                           $13,814,783
(Note 1e):

Expenses:               Investment advisory fees (Note 2)                               $1,056,656
                        Account maintenance and distribution fees -- Class B (Note 2)      923,998
                        Interest on short sales (Note 1h)                                  550,685
                        Transfer agent fees -- Class B (Note 2)                            256,130
                        Interest expense (Note 5)                                          178,311
                        Printing and shareholder reports                                   109,181
                        Registration fees (Note 1f)                                         82,370
                        Accounting services (Note 2)                                        77,610
                        Account maintenance and distribution fees -- Class C (Note 2)       69,103
                        Custodian fees                                                      68,696
                        Professional fees                                                   63,860
                        Transfer agent fees -- Class A (Note 2)                             46,593
                        Account maintenance fees -- Class D (Note 2)                        40,772
                        Directors' fees and expenses                                        37,384
                        Transfer agent fees -- Class D (Note 2)                             29,833
                        Amortization of organization expenses (Note 1f)                     20,908
                        Transfer agent fees -- Class C (Note 2)                             19,327
                        Other                                                                8,122
                                                                                      ------------
                        Total expenses                                                                           3,639,539
                                                                                                              ------------
                        Investment income -- net                                                                10,175,244
                                                                                                              ------------

Realized &              Realized gain on investments -- net                                                      7,854,219
Unrealized Gain         Change in unrealized appreciation on investments -- net                                (16,504,979)
(Loss) on                                                                                                     ------------
Investments -- Net      Net Increase in Net Assets Resulting from Operations                                    $1,524,484
(Notes 1b, 1c, 1e & 3):                                                                                       ============

                        See Notes to Financial Statements.






STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the
                                                                                                        Year Ended
                                                                                                        December 31,
                        Increase (Decrease) in Net Assets:                                          1997           1996

Operations:             Investment income -- net                                                $10,175,244     $15,396,353
                        Realized gain on investments and foreign currency transactions -- net     7,854,219      22,082,753
                        Change in unrealized appreciation on investments and foreign currency
                        transactions -- net                                                     (16,504,979)     14,959,382
                                                                                             --------------  --------------
                        Net increase in net assets resulting from operations                      1,524,484      52,438,488
                                                                                             --------------  --------------

Dividends &             Investment income -- net:
Distributions to        Class A                                                                  (1,563,878)     (1,756,766)
Shareholders            Class B                                                                  (7,096,209)    (12,358,235)
(Note 1g):              Class C                                                                    (487,460)       (678,129)
                        Class D                                                                  (1,027,697)     (1,554,156)
                        In excess of investment income -- net:
                        Class A                                                                          --        (236,371)
                        Class B                                                                          --      (1,662,785)
                        Class C                                                                          --         (91,241)
                        Class D                                                                          --        (209,110)
                        Realized gain on investments -- net:
                        Class A                                                                    (416,733)       (801,439)
                        Class B                                                                  (7,162,455)     (4,369,170)
                        Class C                                                                    (379,099)       (310,794)
                        Class D                                                                  (1,075,432)       (512,917)
                        In excess of realized gain on investments -- net:
                        Class A                                                                    (132,693)             --
                        Class B                                                                  (2,280,609)             --
                        Class C                                                                    (120,710)             --
                        Class D                                                                    (342,430)             --
                                                                                             --------------  --------------
                        Net decrease in net assets resulting from dividends and distributions
                        to shareholders                                                         (22,085,405)    (24,541,113)
                                                                                             --------------  --------------

Capital Share           Net increase (decrease) in net assets derived from capital share
Transactions            transactions                                                            (97,754,082)     70,086,193
(Note 4):                                                                                    --------------  --------------

Net Assets:             Total increase (decrease) in net assets                                (118,315,003)     97,983,568
                        Beginning of year                                                       218,178,462     120,194,894
                                                                                             --------------  --------------
                        End of year                                                             $99,863,459    $218,178,462
                                                                                             ==============  ==============

                        See Notes to Financial Statements.






STATEMENT OF CASH FLOWS

                        For the Year Ended December 31, 1997

Cash Provided by        Net increase in net assets resulting from operations                                     $1,524,484
Operating Activities:   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                        Decrease in receivables                                                                   3,661,219
                        Decrease in other assets                                                                     56,999
                        Decrease in other liabilities                                                              (161,979)
                        Realized and unrealized loss on investments -- net                                        8,650,760
                        Amortization of discount                                                                 (4,246,881)
                                                                                                             --------------
                        Net cash provided by operating activities                                                 9,484,602
                                                                                                             --------------

Cash Provided by        Proceeds from sales of long-term securities                                           1,407,911,625
Investing Activities:   Purchases of long-term securities                                                    (1,229,662,485)
                        Purchases of short-term investments                                                  (6,447,923,473)
                        Proceeds from sales and maturities of short-term investments                          6,401,730,994
                                                                                                             --------------
                        Net cash provided by investing activities                                               132,056,661
                                                                                                             --------------

Cash Used for           Cash receipts from issuance of capital shares                                           108,068,352
Financing Activities:   Cash receipts from borrowings                                                            94,300,700
                        Cash payments on borrowings                                                            (116,651,000)
                        Cash payments on shares of capital shares redeemed                                     (217,328,766)
                        Dividends paid to shareholders                                                           (9,928,442)
                                                                                                             --------------
                        Net cash used for financing activities                                                 (141,539,156)
                                                                                                             --------------

Cash:                   Net increase in cash                                                                          2,107
                        Cash at beginning of year                                                                        --
                                                                                                             --------------
                        Cash at end of year                                                                          $2,107
                                                                                                             ==============

Cash Flow               Cash paid for interest                                                                     $741,102
Information:                                                                                                 ==============

Non-Cash                Capital shares issued on reinvestment of dividends paid to shareholders                 $10,642,141
Financing Activities:                                                                                        ==============

                        See Notes to Financial Statements.






FINANCIAL HIGHLIGHTS

                                                                                               Class A
                                                                                                              For the
                                                                                     For the                  Period
                         The following per share data and                          Year Ended                 Oct. 21,
                         ratios have been derived from information                December 31,                1994+ to
                         provided in the financial statements.                                                Dec. 31,
                                                                         1997       1996+++++     1995        1994
                         Increase (Decrease) in Net Asset Value:

Per Share                Net asset value, beginning of period          $11.36        $9.70       $8.51          $9.08
Operating                                                           ---------    ---------   ---------      ---------
Performance:             Investment income -- net                         .72          .97         .94            .17
                         Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions -- net                             (.54)        2.14        1.19           (.57)
                                                                    ---------    ---------   ---------      ---------
                         Total from investment operations                 .18         3.11        2.13           (.40)
                                                                    ---------    ---------   ---------      ---------
                         Less dividends and distributions:
                         Investment income -- net                        (.72)       (1.00)       (.94)          (.14)
                         In excess of investment income -- net             --         (.13)         --             --
                         Realized gain on investments -- net             (.93)        (.32)         --           (.03)
                         In excess of realized gain on investments
                         -- net                                          (.29)          --          --             --
                                                                    ---------    ---------   ---------      ---------
                         Total dividends and distributions              (1.94)       (1.45)       (.94)          (.17)
                                                                    ---------    ---------   ---------      ---------
                         Net asset value, end of period                 $9.60       $11.36       $9.70          $8.51
                                                                    =========    =========   =========      =========

Total Investment         Based on net asset value per share              1.74%       33.64%      27.27%         (4.45%)++++
Return:**                                                           =========    =========   =========      =========

Ratios to Average        Expenses, excluding interest expense            1.38%        1.05%       1.20%          1.22%*
Net Assets:                                                         =========    =========   =========      =========
                         Expenses                                        1.48%        1.32%       1.36%          1.91%*
                                                                    =========    =========   =========      =========
                         Investment income -- net                        6.31%        8.97%      11.25%          8.63%*
                                                                    =========    =========   =========      =========

Supplemental             Net assets, end of period (in thousands)      $4,842      $28,136      $1,165           $253
Data:                                                               =========    =========   =========      =========
                         Portfolio turnover                            942.74%      420.35%     127.17%        353.33%
                                                                    =========    =========   =========      =========

Leverage:                Amount of reverse repurchase agreements
                         outstanding, end of period (in thousands)        $--      $22,350     $10,265        $17,058
                                                                    =========    =========   =========      =========
                         Average amount of reverse repurchase
                         agreements outstanding during the period
                         (in thousands)                                $3,185       $8,277      $2,640        $17,315
                                                                    =========    =========   =========      =========
                         Average amount of reverse repurchase
                         agreements per share during the period          $.80         $.48        $.20          $1.19
                                                                    =========    =========   =========      =========

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                       + Commencement of operations.
                    ++++ Aggregate total investment return.
                   +++++ Based on average shares outstanding.

                         See Notes to Financial Statements.






                                                                                               Class B
                                                                                                                    For the
                                                                                     For the                        Period
                         The following per share data and ratios                   Year Ended                       Aug. 27,
                         have been derived from information                       December 31,                     1993+ to
                         provided in the financial statements.                                                      Dec. 31,
                                                                   1997        1996+++++       1995        1994       1993
                         Increase (Decrease) in Net Asset Value:

Per Share                Net asset value, beginning of period    $11.31       $9.65           $8.48      $10.84       $10.00
Operating                                                    ----------  ----------      ----------  ----------   ----------
Performance
                         Investment income -- net                   .63         .88             .88         .75          .24
                         Realized and unrealized gain (loss)
                         on investments and foreign currency
                         transactions -- net                       (.52)       2.15            1.17       (2.36)         .88
                                                             ----------  ----------      ----------  ----------   ----------
                         Total from investment operations           .11        3.03            2.05       (1.61)        1.12
                                                             ----------  ----------      ----------  ----------   ----------
                         Less dividends and distributions:
                         Investment income -- net                  (.63)       (.93)           (.88)       (.64)        (.24)
                         In excess of investment income --
                         net                                         --        (.12)             --          --           --
                         Realized gain on investments -- net       (.93)       (.32)             --        (.11)        (.04)
                         In excess of realized gain on
                         investments -- net                        (.29)         --              --          --           --
                                                             ----------  ----------      ----------  ----------   ----------
                         Total dividends and distributions        (1.85)      (1.37)           (.88)       (.75)        (.28)
                                                             ----------  ----------      ----------  ----------   ----------
                         Net asset value, end of period           $9.57      $11.31           $9.65       $8.48       $10.84
                                                             ==========  ==========      ==========  ==========   ==========

Total Investment         Based on net asset value per share        1.12%      32.75%          26.10%     (15.08%)      11.30%++++
Return:**                                                    ==========  ==========      ==========  ==========   ==========

Ratios to Average        Expenses, excluding interest expense
Net Assets:              and net of reimbursement                  2.16%       1.83%           1.97%       1.79%        1.03%*
                                                             ==========  ==========      ==========  ==========   ==========
                         Expenses, excluding interest expense      2.16%       1.83%           1.97%       2.00%        2.45%*
                                                             ==========  ==========      ==========  ==========   ==========
                         Expenses                                  2.26%       2.10%           2.13%       2.70%        2.53%*
                                                             ==========  ==========      ==========  ==========   ==========
                         Investment income -- net                  5.76%       8.36%          10.40%       8.14%        6.76%*
                                                             ==========  ==========      ==========  ==========   ==========

Supplemental             Net assets, end of period (in
Data:                    thousands)                             $78,733    $160,204        $103,465    $101,933      $98,848
                                                             ==========  ==========      ==========  ==========   ==========
                         Portfolio turnover                      942.74%     420.35%         127.17%     353.33%       75.18%
                                                             ==========  ==========      ==========  ==========   ==========

Leverage:                Amount of reverse repurchase
                         agreements outstanding, end of
                         period (in thousands)                      $--     $22,350         $10,265     $17,058      $21,546
                                                             ==========  ==========      ==========  ==========   ==========
                         Average amount of reverse
                         repurchase agreements outstanding
                         during the period (in thousands)        $3,185      $8,277          $2,640     $17,315      $18,977
                                                             ==========  ==========      ==========  ==========   ==========
                         Average amount of reverse repurchase
                         agreements per share during the
                         period                                    $.80        $.48            $.20       $1.19        $1.81
                                                             ==========  ==========      ==========  ==========   ==========

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                       + Commencement of operations.
                    ++++ Aggregate total investment return.
                   +++++ Based on average shares outstanding.

                         See Notes to Financial Statements.






                                                                                               Class C
                                                                                                              For the
                                                                                     For the                  Period
                         The following per share data and                          Year Ended                 Oct. 21,
                         ratios have been derived from information                December 31,                1994+ to
                         provided in the financial statements.                                                Dec. 31,
                                                                         1997       1996+++++     1995         1994
                         Increase (Decrease) in Net Asset Value:

Per Share                Net asset value, beginning of period          $11.31        $9.65       $8.47          $9.08
Operating                                                           ---------    ---------   ---------      ---------
Performance:             Investment income -- net                         .63          .87         .87            .15
                         Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions -- net                             (.52)        2.15        1.18           (.61)
                                                                    ---------    ---------   ---------      ---------
                         Total from investment operations                 .11         3.02        2.05           (.46)
                                                                    ---------    ---------   ---------      ---------
                         Less dividends and distributions:
                         Investment income -- net                        (.63)        (.92)       (.87)          (.13)
                         In excess of investment income -- net             --         (.12)         --             --
                         Realized gain on investments -- net             (.93)        (.32)         --           (.02)
                         In excess of realized gain on investments
                         -- net                                          (.29)          --          --             --
                                                                    ---------    ---------   ---------      ---------
                         Total dividends and distributions              (1.85)       (1.36)       (.87)          (.15)
                                                                    ---------    ---------   ---------      ---------
                         Net asset value, end of period                 $9.57       $11.31       $9.65          $8.47
                                                                    =========    =========   =========      =========

Total Investment         Based on net asset value per share              1.06%       32.66%      26.18%         (5.06%)++++
Return:**                                                           =========    =========   =========      =========

Ratios to Average        Expenses, excluding interest expense            2.23%        1.90%       2.05%          2.24%*
Net Assets:                                                         =========    =========   =========      =========
                         Expenses                                        2.23%        2.17%       2.19%          3.05%*
                                                                    =========    =========   =========      =========
                         Investment income -- net                        5.64%        8.17%      10.23%          8.87%*
                                                                    =========    =========   =========      =========

Supplemental             Net assets, end of period (in thousands)      $4,222      $11,436      $1,396            $75
Data:                                                               =========    =========   =========      =========
                         Portfolio turnover                            942.74%      420.35%     127.17%        353.33%
                                                                    =========    =========   =========      =========

Leverage:                Amount of reverse repurchase agreements
                         outstanding, end of period (in thousands)        $--      $22,350     $10,265        $17,058
                                                                    =========    =========   =========      =========
                         Average amount of reverse repurchase
                         agreements outstanding during the period
                         (in thousands)                                $3,185       $8,277      $2,640        $17,315
                                                                    =========    =========   =========      =========
                         Average amount of reverse repurchase
                         agreements per share during the period          $.80         $.48        $.20          $1.19
                                                                    =========    =========   =========      =========

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                       + Commencement of operations.
                    ++++ Aggregate total investment return.
                   +++++ Based on average shares outstanding.

                         See Notes to Financial Statements.






                                                                                               Class D
                                                                                                                    For the
                                                                                     For the                        Period
                         The following per share data and ratios                   Year Ended                       Aug. 27,
                         have been derived from information                       December 31,                     1993+ to
                         provided in the financial statements.                                                      Dec. 31,
                                                                   1997        1996+++++       1995        1994       1993
                         Increase (Decrease) in Net Asset Value:

Per Share                Net asset value, beginning of period    $11.31       $9.65           $8.48      $10.84       $10.00
Operating                                                    ----------  ----------      ----------  ----------   ----------
Performance:             Investment income -- net                   .69         .95             .92         .80          .26
                         Realized and unrealized gain (loss)
                         on investments and foreign currency
                         transactions -- net                       (.52)       2.13            1.17       (2.36)         .88
                                                             ----------  ----------      ----------  ----------   ----------
                         Total from investment operations           .17        3.08            2.09       (1.56)        1.14
                                                             ----------  ----------      ----------  ----------   ----------
                         Less dividends and distributions:
                         Investment income -- net                  (.69)       (.97)           (.92)       (.68)        (.26)
                         In excess of investment income -- net       --        (.13)             --          --           --
                         Realized gain on investments -- net       (.93)       (.32)             --        (.12)        (.04)
                         In excess of realized gain on
                         investments -- net                        (.29)         --              --          --           --
                                                             ----------  ----------      ----------  ----------   ----------
                         Total dividends and distributions        (1.91)      (1.42)           (.92)       (.80)        (.30)
                                                             ----------  ----------      ----------  ----------   ----------
                         Net asset value, end of period           $9.57      $11.31           $9.65       $8.48       $10.84
                                                             ==========  ==========      ==========  ==========   ==========

Total Investment         Based on net asset value per share        1.65%      33.44%          26.75%     (14.65%)      11.49%++++
Return:**                                                    ==========  ==========      ==========  ==========   ==========

Ratios to Average        Expenses, excluding interest expense
Net Assets:              and net of reimbursement                  1.63%       1.31%           1.44%       1.28%         .50%*
                                                             ==========  ==========      ==========  ==========   ==========
                         Expenses, excluding interest expense      1.63%       1.31%           1.44%       1.48%        1.93%*
                                                             ==========  ==========      ==========  ==========   ==========
                         Expenses                                  1.73%       1.58%           1.60%       2.17%        2.03%*
                                                             ==========  ==========      ==========  ==========   ==========
                         Investment income -- net                  6.30%       8.92%          10.85%       8.65%        7.14%*
                                                             ==========  ==========      ==========  ==========   ==========

Supplemental             Net assets, end of period (in
Data:                    thousands)                             $12,066     $18,402         $14,169     $14,938      $15,076
                                                             ==========  ==========      ==========  ==========   ==========
                         Portfolio turnover                      942.74%     420.35%         127.17%     353.33%       75.18%
                                                             ==========  ==========      ==========  ==========   ==========

Leverage:                Amount of reverse repurchase
                         agreements outstanding, end of
                         period (in thousands)                      $--     $22,350         $10,265     $17,058      $21,546
                                                             ==========  ==========      ==========  ==========   ==========
                         Average amount of reverse repurchase
                         agreements outstanding during the
                         period (in thousands)                   $3,185      $8,277          $2,640     $17,315      $18,977
                                                             ==========  ==========      ==========  ==========   ==========
                         Average amount of reverse repurchase
                         agreements per share during the
                         period                                    $.80        $.48            $.20       $1.19        $1.81
                                                             ==========  ==========      ==========  ==========   ==========

                       * Annualized.
                      ** Total investment returns exclude the effects of sales loads.
                       + Commencement of operations.
                    ++++ Aggregate total investment return.
                   +++++ Based on average shares outstanding.

                         See Notes to Financial Statements.




        Merrill Lynch Americas Income Fund, Inc., December 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account
                       Maintenance          Distribution
                           Fee                  Fee

Class B                   0.25%                0.50%
Class C                   0.25%                0.55%
Class D                   0.25%                  --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                          MLFD                  MLPF&S

Class A                    $72                    $921
Class D                 $2,989                 $28,129

For the year ended December 31, 1997, MLPF&S received contingent deferred sales charges of $525,474 and $7,621 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $1,031,908,164 and $1,194,743,101, respectively.

Realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                  Realized          Unrealized
                               Gains (Losses)     Gains (Losses)

Long-term investments           $10,227,847          $79,745
Short-term investments             (128,233)         (90,049)
Short sales                      (2,288,870)              --
Financial future contracts           43,475           76,250
                              -------------    -------------
Total                            $7,854,219          $65,946
                              =============    =============

As of December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $1,318,661, of which $444,746 related to appreciated securities and $1,763,407 related to depreciated securities. At December 31, 1997, the aggregate cost of investments for Federal income tax purposes was $123,561,206.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(97,754,082) and $70,086,193 for the years ended December 31, 1997 and December 31, 1996, respectively.

Transactions in shares of capital were as follows:

Class A Shares for the Year                         Dollar
Ended December 31, 1997             Shares          Amount

Shares sold                       5,151,636      $56,403,293
Shares issued to shareholders
in reinvestment of dividends
and distributions                    51,107          445,703
                               ------------     ------------
Total issued                      5,202,743       56,848,996
Shares redeemed                  (7,175,214)     (79,112,077)
                               ------------     ------------
Net decrease                     (1,972,471)    $(22,263,081)
                               ============     ============

Class A Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       3,188,362      $33,640,007
Shares issued to shareholders
in reinvestment of dividends
and distributions                   223,634        2,467,894
                               ------------     ------------
Total issued                      3,411,996       36,107,901
Shares redeemed                  (1,055,288)     (11,591,124)
                               ------------     ------------
Net increase                      2,356,708      $24,516,777
                               ============     ============

Class B Shares for the Year                         Dollar
Ended December 31, 1997             Shares          Amount

Shares sold                       3,167,804      $34,931,742
Shares issued to shareholders
in reinvestment of dividends
and distributions                   820,562        8,237,832
                               ------------     ------------
Total issued                      3,988,366       43,169,574
Automatic conversion of shares      (47,292)        (520,368)
Shares redeemed                  (9,878,218)    (107,912,244)
                               ------------     ------------
Net decrease                     (5,937,144)    $(65,263,038)
                               ============     ============

Class B Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       9,423,373      $97,739,290
Shares issued to shareholders
in reinvestment of dividends
and distributions                   874,443         9,531,248
                               ------------     ------------
Total issued                     10,297,816      107,270,538
Automatic conversion of shares     (481,977)      (1,098,316)
Shares redeemed                  (6,374,330)     (71,172,295)
                               ------------     ------------
Net increase                      3,441,509      $34,999,927
                               ============     ============

Class C Shares for the Year                         Dollar
Ended December 31, 1997             Shares          Amount

Shares sold                         402,764       $4,445,980
Shares issued to shareholders
in reinvestment of dividends
and distributions                    54,337          552,404
                               ------------     ------------
Total issued                        457,101        4,998,384
Shares redeemed                  (1,027,069)     (11,235,615)
                               ------------     ------------
Net decrease                       (569,968)     $(6,237,231)
                               ============     ============

Class C Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       1,097,995      $11,420,812
Shares issued to shareholders
in reinvestment of dividends
and distributions                    67,079          736,136
                               ------------     ------------
Total issued                      1,165,074       12,156,948
Shares redeemed                    (298,711)      (3,200,889)
                               ------------     ------------
Net increase                        866,363       $8,956,059
                               ============     ============

Class D Shares for the Year                         Dollar
Ended December 31, 1997             Shares          Amount

Shares sold                       1,019,918      $11,315,694
Automatic conversion of shares       47,304          520,368
Shares issued to shareholders
in reinvestment of dividends
and distributions                   139,825        1,406,202
                               ------------     ------------
Total issued                      1,207,047       13,242,264
Shares redeemed                  (1,573,362)     (17,232,996)
                               ------------     ------------
Net decrease                       (366,315)     $(3,990,732)
                               ============     ============

Class D Shares for the Year                         Dollar
Ended December 31, 1996             Shares          Amount

Shares sold                       1,242,352      $12,804,879
Automatic conversion of shares       95,879        1,045,958
Shares issued to shareholders
in reinvestment of dividends
and distributions                   104,699        1,098,316
                               ------------     ------------
Total issued                      1,442,930       14,949,153
Shares redeemed                  (1,284,258)     (13,335,723)
                               ------------     ------------
Net increase                        158,672       $1,613,430
                               ============     ============

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1997, the Fund owned no outstanding reverse repurchase agreements. For the year ended December 31, 1997, the maximum amount entered into was $55,151,000, the average amount outstanding was approximately $3,185,000, and the daily weighted average interest rate was 5.60%.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Americas Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1997, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period August 27, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 23, 1998



IMPORTANT TAX INFORMATION (unaudited)

Of the net investment income distributions paid monthly by Merrill Lynch Americas Income Fund, Inc. during the year ended December 31, 1997, 86.49% are attributable to income received by the Fund from foreign sources. Additionally, the Fund paid an ordinary income distribution of $1.169688 per share and a long-term capital gain distribution of $0.053894 to shareholders of record on December 22, 1997. All of the long-term capital gain distribution is subject to a 28% tax rate.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

   For the                      Percentage of
Quarter Ended               Federal Obligations*

March 31, 1997                     0.00%
June 30, 1997                     28.08%
September 30, 1997                 0.00%
December 31, 1997                  5.65%

Of the Fund's ordinary income dividends paid during the fiscal year ended December 31, 1997, 8.46% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury notes, US Treasury bills and US Treasury bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Paolo H. Valle, Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863